Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

HBT FINANCIAL, INC.

AND

THE STOCKHOLDERS PARTY HERETO

DATED AS OF OCTOBER 16, 2019

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6.3	Remedies	14
6.4	Amendment and Waiver	14
6.5	Successors and Assigns; Transferees	15
6.6	Severability	15
6.7	Counterparts	15
6.8	Descriptive Headings	15
6.9	Notices	15
6.10	Delivery by Facsimile	16
6.11	Governing Law	16
6.12	Exercise of Rights and Remedies	16

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (as the same may be amended, modified or supplemented from time to time, the “Agreement”) is made as of October 16,  2019 (the “Effective Time”), by and among HBT Financial, Inc., a Delaware corporation (the “Company”), and each of the Persons listed on the signature pages hereto (collectively, the “Holders”) and each other Person who becomes a party to this Agreement in accordance with Section 6.5 hereof.

RECITALS

WHEREAS, as of the Effective Time, each of the Holders owns shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company;

WHEREAS, the Company is proposing to consummate an initial public offering of its Common Stock (the “Initial Public Offering”); and

WHEREAS, the parties hereto desire for the Company to provide the registration rights set forth in this Agreement, subject to the obligations of the Holders set forth herein. Unless otherwise noted herein, capitalized terms used herein shall have the meanings set forth in Section 5.

NOW,   THEREFORE, the parties to this Agreement hereby agree as follows:

1.         DEMAND REGISTRATIONS.

1.1       Requests for Registration. Subject to the other provisions of this Section 1, the Designated Holder may initiate, after the closing of the Initial Public Offering, an unlimited number of registrations of all or part of his Registrable Securities on Form S-1 or any similar or successor long-form registration (“Long-Form Registrations”) and, if available, an unlimited number of registrations of all or part of his Registrable Securities on Form S-3 or any similar or successor short-form registration (“Short-Form Registrations”); provided that the aggregate proposed gross offering price of the Registrable Securities requested to be registered in any Demand Registration (including any Registrable Securities requested to be included by any other Holder in accordance with Section 1.3 hereof) must equal at least $25,000,000 in the case of any Long Form Registration and at least $5,000,000 or include all remaining Registrable Securities held by the Designated Holder in the case of any Short Form Registration. The Designated Holder may request that a Short-Form Registration be a Shelf Registration.

1.2       Demand Notice. All requests for Demand Registrations shall be made by giving written notice to the Company (a “Demand Notice”). Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered and, in the case of a Short-Form Registration, whether or not the registration will be a Shelf Registration.

1.3       Notice to Other Holders. Within ten (10) days after receipt of any Demand Notice, the Company will give written notice of the Demand Registration to all other Holders and, subject to the terms of Section 1.8 will include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the delivery of the Company’s notice; provided that, with the consent of the Designated Holder, the Company may instead provide notice of the Demand Registration to all other Holders within three (3) Business Days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an Automatic Shelf Registration Statement.

1.4       Demand Registration Expenses. The Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration, whether or not it has become effective.

1.5       Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short-form, unless the Designated Holder otherwise specifies. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities.

1.6       Shelf Take-Downs. At any time that a Shelf Registration is effective, if the Designated Holder delivers a written notice to the Company (a “Take-Down Notice”) stating that he intends to effect an offering of all or part of his Registrable Securities included on the Shelf Registration, whether such offering is underwritten or non-underwritten (provided that such underwritten offering is for more than $5,000,000) (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in the Shelf Offering, then, the Company shall amend or supplement the Shelf Registration as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering. As promptly as practicable, but in no event later than two (2) Business Days after receipt of a Shelf Offering Notice, the Company will give written notice of such Shelf Offering Notice to all Holders that have been identified as selling stockholders in such Shelf Registration Statement (or all Holders if the Company was permitted to omit the identified of selling stockholders pursuant to Rule 430B(b) under the Securities Act at the time such Shelf Registration Statement was initially filed) and, subject to the terms of Section 1.8 will include in such Shelf Offering (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within three (3) days after the delivery of the Company’s notice. In connection with any Shelf Offering, in the event that the managing underwriter(s), if any, advises the Company in writing that in its opinion the number of Registrable Securities to be included in such Shelf Offering exceeds the number of Registrable Securities which can be sold therein without adversely affecting the marketability of the offering, such managing underwriter(s), if any, may limit the number of shares which would otherwise be included in such Shelf Offering in the same manner as is described in Section 1.8.

1.7       Block Trades. If the Designated Holder proposes to sell Registrable Securities by means of an Underwritten Block Trade (either by means of a Shelf Offering or, if the Company is eligible, by filing an Automatic Shelf Registration Statement (as such term is defined in Rule 405 under the Securities Act)), then notwithstanding the time periods set forth elsewhere in this Section 1, such Designated Holder may notify the Company of the Underwritten Block Trade not less than two (2) Business Days prior to the day such offering is first anticipated to commence.  The Company will promptly notify other Holders of such Underwritten Block Trade and such notified Holders (each, a “Potential Participant”) may elect whether or not to participate no later than the next Business Day (i.e. one (1) Business Day prior to the day such offering is to commence) (unless a longer period is agreed to by the Designated Holder), and the Company will as expeditiously as possible use its best efforts to facilitate such Underwritten Block Trade; provided further that, notwithstanding anything herein to the contrary, no Holder other than the Designated Holder will be permitted to participate in an Underwritten Block Trade without the consent of the Designated Holder.  Any Potential Participant’s request to participate in an Underwritten Block Trade shall be binding on the Potential Participant.

1.8       Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities, other than securities of the Company to be offered by the Company (the “Company Offered Securities”), without the prior written consent of the Designated Holder. If a Demand Registration is an underwritten offering and the managing underwriter(s) advises the Company in writing that in its opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration: (i) first, the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective Holders on the basis of the number of Registrable Securities owned by each such Holder; (ii) second, the number of Company Offered Securities which, in the opinion of such underwriters, can be sold, without any such adverse effect; (iii) third, other securities requested to be included in such registration.

1.9       Restrictions on Demand Registrations. The Company will not be obligated to commence a Public Offering upon a Demand Registration for (i) one hundred eighty (180) days after the closing of the Initial Public Offering and (ii) ninety (90) days after the closing of any other Public Offering, in each case, except to the extent that the managing underwriter(s) agrees to a shorter lock-up period. The Company may postpone for up to thirty (30) days (from the date of the request) the filing or the effectiveness of a registration statement for a Demand Registration if and so long as the Company determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, registration or issuance of securities, financing or other material transaction; provided, that in such event, the Company will pay all Registration Expenses in connection with such registration. The Company may not postpone a Demand Registration more than two (2) times in any twelve (12)-month period.

1.10     Selection of Underwriters. The Designated Holder shall have the right to select the underwriter or underwriters to administer the offering for a Demand Registration.

1.11     Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company, other than this Agreement. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the approval of the Designated Holder.

2.         PIGGYBACK REGISTRATIONS.

2.1       Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (other than in connection with registration pursuant to

Section 1.1 or registration on Form S-4 or Form S-8 or any successor or similar form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to all Holders of its intention to effect such a registration and, subject to Sections 2.3 and 2.4 below, will include in such registration all Registrable Securities held by Holders with respect to which the Company has received written requests for inclusion therein within the following time periods: one (1) Business Day after the delivery of the Company’s notice, in the case of an Underwritten Block Trade, three (3) days after the delivery of the Company’s notice, in the case of a Piggyback Registration effected pursuant to a Shelf Registration (other than an Underwritten Block Trade), and ten (10) days after the delivery of the Company’s notice, in all other cases. Each such Company notice shall specify the approximate number of Company equity securities to be registered and the anticipated per share price range for such offering.

2.2       Piggyback Expenses. The Registration Expenses of the Holders will be paid by the Company in all Piggyback Registrations, whether or not any such registration becomes effective.

2.3       Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter(s) advises the Company in writing (with a copy to each applicable party hereto requesting registration of Registrable Securities) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration: (a) first, the securities the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration by the Holders, pro rata among the Holders on the basis of the number of Registrable Securities owned by each such Holder, and (c) third, other securities requested to be included in such registration.

2.4       Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Company securities (other than a Holder), and the managing underwriter(s) advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration: (a) first, the securities requested to be included therein by the applicable holders requesting registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the number of shares owned by each such holder, and (b) second, other such securities requested to be included in such registration.

3.         REGISTRATION AND COORDINATION GENERALLY.

3.1       Registration Procedures. Whenever any registration or offering of Registrable Securities is effected pursuant to this Agreement, the Company will use its best efforts to effect the registration and/or sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as reasonably practicable:

(a)         prepare and (within sixty (60) days of receipt of any request for a Long-Form Registration and within thirty (30) days of receipt of any request for a Short-Form Registration) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Designated Holder for any registration in which the Designated Holder participates copies of all such documents proposed to be filed, which documents will be subject to review by such counsel);

(b)         prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (i) to keep such registration statement effective (A) for at least ninety (90) days (subject to extension pursuant to Section 3.3(b)) or until the Holders have completed the distribution described in the registration statement relating to such distribution, whichever occurs first or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (B) in the case of a Shelf Registration, until the earlier of (I) the date on which all Registrable Securities have been sold under the Shelf Registration or otherwise no longer qualify as Registrable Securities, (II) when all such Registrable Securities can be sold in any ninety (90)-day period under Securities Act Rule 144, and (III) the latest date allowed by applicable law, and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holders thereof set forth in such registration statement;

(c)         furnish to the Holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holders;

(d)         use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holders may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holders (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in respect of doing business in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)         promptly notify each Holder, at any time when a prospectus relating to the sale of Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of the Holders, the Company will prepare and furnish to the Holders a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the prospective purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)         cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g)         cooperate with its transfer agent and registrar to make Registrable Securities available for transfer and settlement in connection with any sales contemplated by this Agreement;

(h)         enter into such customary agreements (including underwriting agreements in customary form) and perform the Company’s obligations thereunder and take all such other actions as the Designated Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(i)          make available for inspection by the Designated Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by such Holder, underwriter, attorney, accountant or agent in connection with such registration statement, and to cooperate and participate as reasonably requested by the Designated Holder in road show presentations, in the preparation of the registration statement, each amendment and supplement thereto, the prospectus included therein, and other activities as the Designated Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holders;

(j)          otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)         in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(l)          in the case of an underwritten offering, obtain one or more comfort letters, dated the date of the execution of the underwriting agreement and the date of the closing thereunder, signed by the Company’s independent public accountants in the then-current customary form and covering such matters of the type customarily covered from time to time by comfort letters as the recipients may reasonably request;

(m)        provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the execution of the underwriting agreement and the closing thereunder, addressed in each case to the underwriters), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in the then-current customary form and covering such matters of the type customarily covered from time to time by legal opinions of such nature;

(n)         cooperate with the Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates or book entry positions (free of any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or the Holders may request;

(o)         notify counsel for the Holders and the managing underwriter(s), immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the Securities and Exchange Commission, (iii) of any request of the Securities and Exchange Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(p)         use reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus;

(q)         if requested by the managing underwriter(s) or the Designated Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) or the Designated Holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by the Holders to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment; and

(r)         cooperate with the Holders and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.

The Company may require each of the Holders to furnish the Company such information relating to the sale or registration of such securities regarding the Holders and the distribution of the securities as the Company may from time to time reasonably request in writing.

3.2       Registration Expenses.

(a)         All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be paid by the Company in respect of each Demand Registration and each Piggyback Registration, whether or not it has become effective, and any Shelf Takedown, including that the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

(b)         In connection with each Demand Registration and each Piggyback Registration, whether or not it has become effective, the Company will pay, and reimburse the Holders for the payment of, the reasonable fees and disbursements of one counsel selected by the Designated Holder, and such expenses shall be considered Registration Expenses hereunder.

(c)         For the avoidance of doubt, any underwriting discount or commission with respect to the sale of any Registrable Securities shall be borne by the Holders and shall not be considered Registration Expenses.

3.3       Participation in Underwritten Offerings.

(a)         No Holder may participate in any registration or offering hereunder which is underwritten unless such Holder (i) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the Designated Holder (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no Holder will be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(b)         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(e) above, Holders will forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement until receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 3.1(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 3.1(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when the Company shall have distributed the copies of the supplemented or amended prospectus contemplated by Section 3.1(e).

3.4       Company Holdback.

(a)         The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included at any time during the ninety (90)-day period following the earliest date on which any contract for the sale of Registrable Securities in connection with such offering is executed, except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8, or unless the managing underwriter(s) otherwise agrees.

(b)         Each Holder agrees, if requested by the Company and the managing underwriter of Registrable Securities in connection with any underwritten Public Offering of the Company and if the Company’s executive officers and directors so agree, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any equity securities of the Company (or any other security the value of which is derived by reference to the equity securities of the Company) held by such Holder for ninety (90) days following the earliest date on which any contract for the sale of Registrable Securities in connection with any Public Offering is executed, as such underwriter shall specify reasonably and in good faith. Each Holder agrees, if requested by the Company and the managing underwriter, to execute a separate letter reflecting the agreement set forth in this Section 3.4(b).

3.5       Current Public Information. The Company will use its reasonable efforts to timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as the Designated Holder may reasonably request, all to the extent required to enable the Holders to dispose of Registrable Securities pursuant to Securities Act Rule 144.

4.         INDEMNIFICATION

4.1       Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder and, as applicable, its agents (including, but not limited to, its officers, directors, trustees, employees, stockholders, holders of beneficial interests, members, and general and limited partners (collectively, such Holder’s “Indemnitees”)) and each Person who controls any Holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, to which such Holder or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference or, (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which such statement was made, and the Company will reimburse such Holder and each of its Indemnitees for any legal or any other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided,  however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by a Holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

4.2       Indemnification by Holders. In connection with any registration statement in which a Holder is participating, such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company and its Indemnitees against any losses, claims, damages, liabilities, joint or several, to which the Company or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, together with any documents incorporated therein by reference or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which such statement was made, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, and such Holder will reimburse the Company and each such Indemnitee for any legal or any other expenses including any amounts paid in any settlement effected with the consent of such Holder, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided,  however, that the obligation to indemnify will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement, less any other amounts paid by such Holder in respect of such untrue statement, alleged untrue statement, omission or alleged omission.

4.3       Procedure. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give such notice), and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

4.4       Entry of Judgment; Settlement. The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

4.5       Contribution. If the indemnification provided for in this Section 4 is, other than expressly pursuant to its terms, unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders and any other sellers participating in the registration statement on the other hand from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and the Holders and any other sellers participating in the registration statement on the other hand in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holders and any other sellers participating in the registration statement on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the Holders and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and the Holders and any other sellers participating in the registration statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged statement or omission to state a material fact relates to information supplied by the Company or by a Holder or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute any amount in excess of the net proceeds received by such Holder covered by the registration statement filed pursuant hereto, less any other amounts paid by such Holder in respect of such untrue statement, alleged untrue statement, omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

4.6       Other Rights. The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

5.         DEFINITIONS.

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any day other than a day on which banks are permitted or required to be closed in New York City.

“Demand Registrations” shall mean Long-Form Registrations and Short-Form Registrations requested pursuant to Section 1.1.

“Designated Holder” shall mean Mr. Fred L. Drake, or his duly appointed designee,  until such time as Mr. Drake or his duly appointed designee no longer holds any Registrable Securities, at which time Designated Holder shall mean one or more Holders who, in the aggregate, hold at least the majority of the Registrable Securities then outstanding.

“Discriminate” shall mean, with respect to a specified Person, to change the rights of such specified Person as compared to other applicable Persons in a manner that is, or is reasonably expected to be, materially and adversely different than the changes to the rights of the other applicable Persons.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force.

“Initial Public Offering” shall mean the initial underwritten Public Offering registered on Form S-1 (or any successor form under the Securities Act).

“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Public Offering” shall mean a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

“Registrable Securities” shall mean (a) any share of Common Stock owned by a Holder as of the Effective Time or thereafter acquired (other than through the exercise of options), (b) any share of common stock distributed by the Voting Trust, to the extent that the distributee, on the date of distribution, together with the spouse of the distributee if the distributee is an individual and is married, would be the owner of at least 4.0% of the outstanding common stock of the Company and has executed and delivered a joinder to this Agreement in the form of Exhibit A hereto, and (c) any common equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clauses (a) or (b) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Securities Act Rule 144 or sold in a block sale to a financial institution in the ordinary course of its trading business, in each case in compliance with this Agreement. As to any shares constituting Registrable Securities by virtue of clause (b) above, such shares will cease to be Registrable Securities when the Holder or Holders thereof cease to own at least 4.0% of the outstanding common stock of the Company. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Related Transfer” means any Transfer by a Holder to a Related Transferee of such Holder.

“Related Transferee” means with respect to any Holder, (a) a spouse, (b) any child or grandchild, (c) any parent or spouse of any child, grandchild or parent, (d) any trust created for the benefit of any of the foregoing or for the benefit of such Holder, (e) any court-appointed legal representative of the estate of such Holder or the estate of any Related Transferee of such Holder, including, but not limited to, an administrator, personal representative, or executor, as established by letters testamentary, letters of administration, or other similar instrument issued by a court of competent jurisdiction or (f) any entity created for the benefit of any Holder or any of the persons enumerated in clauses (a), (b) or (c) hereof or one or more members of such Person’s family where all of the ownership interests of such entity are held directly or indirectly by or for the benefit of only such Person and such family members.

“Rule 144” shall mean Securities and Exchange Commission Rule 144 under the Securities Act, as Rule 144 may be amended from time to time, or any similar successor rule that may be issued by the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933 and the rules promulgated thereunder, in each case as amended from time to time.

“Securities and Exchange Commission” includes any governmental body or agency succeeding to the functions thereof.

“Shelf Registration” shall mean the filing of a Short-Form Registration with the Securities and Exchange Commission in accordance with and pursuant to Rule 415 under the Securities Act (or any successor rule then in effect).

“Transfer” shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any Registrable Securities (or any voting or economic interest therein) to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

“Underwritten Block Trade” shall mean any underwritten offering structured as a “block trade,” “bought deal” or similar transaction with a financial institution.

“Voting Trust” shall mean the trust established pursuant to that certain Voting Trust Agreement, dated as of May 4, 2016, by and among the Company, Fred L. Drake, as trustee, and the depositors party thereto.

6.         MISCELLANEOUS.

6.1       No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

6.2       Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Holders to include Registrable Securities in a registration undertaken pursuant to this Agreement.

6.3       Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies at law or in equity existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

6.4       Amendment and Waiver. This Agreement may be amended, modified, extended, terminated or waived (an “Amendment”), and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Holders of Registrable Securities constituting at least two-thirds of Registrable Securities then outstanding;

provided, that the admission of new parties pursuant to the terms of Section 6.5 shall not constitute an Amendment of this Agreement for purposes of this Section 6.4; provided further that no Amendment shall be made which Discriminates against any Holder or class of Holders without the written consent of such Holder or class of Holders. Each such Amendment shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder, as to itself, by an instrument in writing signed by such party. The failure of any party to enforce any provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant to this Section 6.4, any Amendment to the definitions used in such Section as applied to such Section shall also require the same specified consent.

6.5       Successors and Assigns; Transferees. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Registrable Securities shall continue to be Registrable Securities after any Related Transfer (except if such securities were effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them). Any Related Transferee receiving shares of Registrable Securities in a Related Transfer shall become a party to this Agreement and subject to the terms and conditions of, and be entitled to enforce, this Agreement to the same extent, and in the same capacity, as the Person that Transfers such shares to such transferee. Prior to the Related Transfer of any Registrable Securities to any Related Transferee, and as a condition thereto, the Person effecting such Related Transfer shall cause such Related Transferee to deliver to the Company an executed joinder in the form attached hereto as Exhibit A.

6.6       Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

6.7       Counterparts. This Agreement may be executed in separate counterparts (including by means of facsimile or electronic transmission in portable document format (pdf)), each of which shall be an original and all of which taken together shall constitute one and the same Agreement.

6.8       Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

6.9       Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally, (b) sent by electronic mail or facsimile, or (c) sent by overnight courier, in each case, addressed as follows:

If to the Company, to:

HBT Financial, Inc.

401 North Hershey Road

Bloomington, IL 61704

Attention: Chief Operating Officer

Facsimile: 309-284-5321

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Attention: Edwin S. del Hierro, P.C. and James S. Rowe

Facsimile: 312-862-2200

If to any Holder, to the address of such Holder appearing on the signature pages hereto or any joinder delivered in accordance with Section 6.5 of this Agreement.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (x) on the date received, if personally delivered, (y) on the date received if delivered by facsimile or electronic mail on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter and (z) two (2) Business Days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to the Company (in the case of any Holder) or to the Holders (in the case of the Company).

6.10     Delivery by Facsimile or PDF. This Agreement and any signed agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronically in portable document format (PDF) or similar means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of facsimile or electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such means as a defense to the formation of a contract and each such party forever waives any such defense.

6.11     Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

6.12     Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day and year first above written.

HBT FINANCIAL, INC.

By:	/s/ Fred L. Drake
Name:	Fred L. Drake
Title:	Chairman and Chief Executive Officer

Holders:

HEARTLAND BANCORP, INC.
VOTING TRUST U/A/D MAY 4, 2016

By:	/s/ Fred L. Drake
Name:	Fred L. Drake
Title:	Trustee

Exhibit A

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of October           , 2019 (as amended, modified and waived from time to time, the “Registration Agreement”), among HBT Financial, Inc., a Delaware corporation (the “Company”), and the other persons parties thereto (including pursuant to other Joinders).  Capitalized terms used herein have the meaning set forth in the Registration Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned will be deemed for all purposes to be a Holder thereunder and the undersigned’s ______ shares of Common Stock will be deemed for all purposes to be Registrable Securities under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 20___.

By:
Name:
Title:

Address:

Agreed and Accepted as of

____________, 20___:

HBT FINANCIAL, INC.

By:

Its: